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                                   EXHIBIT 11

                      FLEMINGTON PHARMACEUTICAL CORPORATION

                         EARNINGS PER SHARE COMPUTATION

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              YEAR ENDED
                                                             JULY 31, 1998
                                                       -------------------------

                                                                 BASIC
                                                       -------------------------
Weighted average shares outstanding                                   3,491,637
Dilutive effect of stock performance plans (1)                               --
                                                       -------------------------
     Total                                                            3,491,637

Net loss                                                                  (708)
                                                       -------------------------

Earnings per share                                                        (.20)
                                                       -------------------------

                                                              YEAR ENDED
                                                             JULY 31, 1997
                                                       -------------------------

                                                                 BASIC
                                                       -------------------------

Weighted average shares outstanding                                   2,597,300
Dilutive effect of stock performance plans (1)                               --
                                                       -------------------------
     Total                                                            2,597,300

Net loss                                                                  (411)
                                                       -------------------------

Earnings per share                                                        (.16)
                                                       -------------------------





(1) Since the company has reported a loss for each period, no potential shares from stock performance plans have been presented, as their effect would be anti-dilutive.